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London EEI 2006 Moray Dewhurst chief Financial Officer February 20 and 21, 2006

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Non Solicitation This communication is not a solicitation of a proxy from any security holder of FPL Group or Constellation Energy. Constellation Energy intends to file with the Securities and Exchange Commission a registration statement that will include a joint proxy statement/prospectus of Constellation Energy and FPL Group and other relevant documents to be mailed to security holders in connection with the proposed transaction. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FPL GROUP, CONSTELLATION ENERGY, AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to security holders of FPL Group and Constellation Energy seeking approval of the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SECs website, www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Constellation Energy, Shareholder Services, 750 E. Pratt Street, Baltimore, MD 21201, or from FPL Group, Shareholder Services, P.O. Box 14000, 700 Universe Blvd., Juno Beach, Florida 33408 0420. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. FPL Group, Constellation Energy, and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding FPL Groups directors and executive officers is available in its proxy statement filed with the SEC by FPL Group on April 5, 2005, and information regarding Constellation Energys directors and executive officers is available in its proxy statement filed with the SEC by Constellation Energy on April 13, 2005. Information regarding J. Brian Ferguson, a director of FPL Group elected since the date of the filing of the 2005 definitive proxy statement, can be found in FPL Groups filing on Form 10 Q dated August 4, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Cautionary Statements And Risk Factors That May Affect Future Results Any statements made herein about future operating results or other future events are forward looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements may include, for example, statements regarding benefits of the proposed merger between FPL Group and Constellation Energy, the likelihood and timing of the closing of the proposed merger, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. Actual results may differ materially from such forward looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix herein and in our SEC filings.

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FPL Group: Spring 2006 Overview Regulatory clarity and positive outlook at FPL positioned for continued success storm cost recovery on track Favorable environment for FPL Energy continued wind development roll off of hedges at incrementally higher prices recent portfolio additions (e.g., solar, nuclear) Annual sustainable EPS growth of 9 10 through end of decade1 composition of growth is transparent assumes reasonable wind development and no incremental asset acquisitions Financial strength and flexibility Pending stock for stock merger with Constellation Energy 1 Excluding the cumulative effect of adopting new accounting standards as well as the mark to market effect of non qualifying hedges, neither of which can be determined at this time. EPS growth as a standalone entity. Assumes normal weather and excludes the cumulative effect of adopting new accounting standards as well as the mark to market effect of non qualifying hedges neither of which can be determined at this time

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FPL Group $16.5 billion market capitalization $33.0 billion in total assets 33,263 mw in operation $11.8 billion operating revenue FPL One of the largest U.S. electric utilities Vertically integrated, retail rate regulated utility 20,777 mw in operation 4.3 million customers $9.5 billion operating revenue FPE Energy Successful wholesale generator, operating in 24 states U.S. market leader in wind generation 12,486 mw in operation $2.2 billion operating revenue A Growing, Diversified Company Data as of 12/31/05; market capitalization data as of 2/8/06; mw data as of 1/31/06

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FPL Group A Premier U.S. Electric Company Proven ability to operate effectively in regulated and de regulated markets Track record of operational excellence and continuous improvement Among the leaders in environmental excellence Strong financial position Commitment to creating shareholder value 5 year Total Shareholder Return (12/31/00 to 12/31/05) 40% for FPL Group, 3% for the S&P 500 and 31% for Philadelphia Utility Index

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Florida Power & Light Underlying business fundamentals remain strong Among strongest customer growth rates in nation Regulatory clarity rate certainty through 2009 revenue adjustments in place to incorporate preapproved generation build storm cost recovery mechanism in place

Track record of superior cost management Expect continuation of long term earnings growth trend of 3 4% per year 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards as well as the mark to market effect of non qualifying hedges neither of which can be determined at this time

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Capitalizing on growth at FPL Steady customer growth translates to steady income growth Delivered Sales & Adj. Earnings fpl delivered sales 1 cagr 2.9% adjusted earnings 2 cagr 2.8% u.s. delivered sales 3 cagr 1.9% adjusted net income ($ millions) fpl delivered sales (billio kwh) 1 Delivered sales adjusted for the impact of the 2004 and 2005 hurricane seasons 2 See Appendix for reconciliation of GAAP to adjusted amounts 3 CAGR calculated from 1994 to 2004; 2005 results not available 400 500 600 700 800 0 25 75 100

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Storm Costs Update 2004 costs $213 million remaining to be recovered under base rate surcharge ($1.65 per month per 1,000 kWh) 2005 costs Four hurricanes; total estimated cost $906 million January 13th filing with FPSC Propose consolidating 2004, 2005 costs, plus rebuild of reserve total cost: $1,690 alternative a: securitization alternative b base rate surcharge Issue $1,050 of AAA Bonds Customer charge $1.58 month Duration: 12 years Customer charge $6.84 month declining to $5.19 month Duration: 3 years Estimate as of July 31, 2006

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Fuel Cost Recovery Fuel clause recovery costs approved by Florida regulators in November 2005 As approved 10 04 $3.9b Incremental incurred $1.1b Total $5.0b Deferred to 2007 recovery $307m approved for recovery in 20061 $743m 2006 estimated and approved $5.8b Total fuel clause recovery 2006 $6.6b Typical residential bill using 1,000 kWh will increase 19% Hedging program saved customers $610 million in 2005 & $593 million in 2006 1 Actual incurred fuel costs through September 2005

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FPL Energy Well diversified by fuel source and by region Wind and nuclear continue to build substantial value PTC extension supports continued and consistent wind development acquisition of 70% interest in Duane Arnold recently completed Seabrook uprate Commodity market remains robust expiring contracts renewing at higher margins Potential new portfolio additions

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FPL Energys diverse portfolio asset type contracted fossil 15% wind 26% duane arnold (nuclear) 5% sseabrook (nuclear) 8% merchant (fossil and hydro) 46% regional breakdown west 16% central 39% northeast 23% mid atlantic 22% fpl energy opertaions 12,486 net mw in operation As of 1/31/06

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U.S. leader in wind energy FPL Energy Wind Generation Wind Generation Market Share 460 578 1421 1745 2720 2758 3193 3818 3943 4443 4693 mw 18% 22% 33% 37% 43% 41% 35% fpl energy market share 99 00 01 02 03 04 05 06e1 07e1 industry 1 Assumes wind development range of 625 750 mw provided January 27, 2006

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FPL Energy Contract Coverage 2006 2007 asset class wind contracted merchant nepool ercot all other total portfolio available mw % mw under contract 3,166 2,465, 2,281 2,598 1,417 11,925 97 99 74 87 58 86 3,287 2,465 2,454 2,627 1,327 12,204 93 99 49 37 18 65 1 As of December 31, 2005. Weighted to reflect in service dates, planned maintenance, Seabrooks planned refueling and power uprate in 2006, the acquisition of a 70% interest, or approximately 415 mw, in Duane Arnolds and its planned refueling outage in 2007, and expected production from renewable resource assets. Includes the acquisition of a 70% interest in the Duane Arnolds planned refueling outage in 2007 and expected production from renewable resource assets. Includes the acquisition of a 70% interest in the Duane Arnold Energy Center, completed January 27, 2006. 2 Reflects round the clock mw under contract. 3 Includes all projects with mid to long term purchase power contracts for substantially all of their output. 4 Includes only those facilities that require active hedging. 5 Reflects on peak mw under contract. 6 Totals may not add due to rounding.

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Flattening Curve Natural Gas Forward Prices natural gas forwards nymex henry hub $ mmbtu delivery period 2006 2007 2008 2009 2010 2011 2012 2013 $12.00 $11.00 $10.00 $9.00 $8.00 $7.00 $6.00 2 8 2006 9 30 2005

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Adjusted Earnings Per Share Expectations 2005 $1.94 0.78 (0.14) $2.58 2006E1 2007E1 FPL $2.05 2.10 $2.15 2.25 FPL Energy 0.90 1.00 1.15 1.35 Other (0.15) (0.20) (0.15) (0.20) Consolidated $2.80 2.90 $3.15 3.35 Note: the 2006 and 2007 adjusted earnings expectations were valid as of earnings release date of January 27, 2006 and should be viewed in conjunction with the Assumptions page (slide 22) and with the Companys Cautionary Statements contained in the Appendix to this presentation. FPL Group undertakes no duty to update these expectations. 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards as well as the mark to market effect of non qualifying hedges neither of which can be determined at this time. See Appendix for reconciliation of GAAP to adjusted amounts

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FPL Group and Constellation Energy: A Unique And Compelling Combination The premier competitive energy provider offering attractive growth and a balanced, moderate risk posture a solid base of stable, growing earnings and cash flow built on the strongest balance sheet in the industry wholesale retail generation florida power & light Baltimore Gas & Electric Corporate Strengths & Skills

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Q&A Session

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Appendix

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FPL Group: Key Assumptions fpl 2% customer growth No usage per customer growth in 2006; 1% in 2007 Continued cost control Turkey Point expansion remains on schedule (mid 2007) Normal weather fpl energy Wind development: 625 750 mw each year, 2006 and 2007 Market forwards at year end 2005 Duane Arnold contribution Operational performance consistent with historical levels Corporate and Other: Yield curves at year end 2005 Balanced financing plan maintains current credit position Incremental non recourse debt where net credit impact is favorable1

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Drivers of FPL Energy Earnings Growth: 200520061 2005 EPS $0.78 New investments 0.24 0.28 Existing portfolio 0.08 0.12 Asset restructuring, marketing and trading (0.02) 0.02 Interest (0.07) (0.05) All other, including share dilution (0.04) (0.02) Expected 2006 EPS Range $0.90 $1.00 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards as well as the marktomarket effect of non qualifying hedges, neither of which can be determined at this time

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Drivers of FPL Energy Earnings Growth: 2006 20071 expected 2006 EPS Range $0.90 $1.00 New investments 0.12 0.24 Existing portfolio 0.10 0.20 Asset restructuring, marketing and trading (0.01) 0.01 Interest (0.05) (0.03) All other, including share dilution (0.02) 0.02 Expected 2007 EPS Range $1.15 $1.35 1 Assumes normal weather and excludes the cumulative effect of adopting new accounting standards as well as the mark to market effect of non qualifying hedges, neither of which can be determined at this time

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FPL: Potential Drivers of 2006 Earnings Variability Issue Variability Potential Impact 2006 Weather variability at 80% probability 7cent Revenue growth 1% 2 3cent O&M expenses sensitivity 2% 4cent Interest rates 1% 2cent See Companys Cautionary Statements contained in the Appendix and the Companys filings for full discussion of risks

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FPL Energy: Potential Drivers of 2006 Earnings Variability Issue Sensitivity Variability Potential Impact 2006 Weather Wind portfolio wind resource 1 wind index 2 3cent Maine hydro rainfall, snow pack 20% 1 4cent Market risk commodity prices $2 mmbtu 5cent Oper. performance eFOR 2 1% 1 3cent New growth Wind new development 625 750 MW 2cent Asset restructuring 0 2% of FPLE earnings From historic mean 2 Impact based on merchant assets

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Transaction timeline q4 2005 q1 2006 q2 2006 q3 2006 q4 2006 Announce Transaction Make Regulatory Filings File Joint Proxy Statement Develop Transition Implementation Plans Receive Regulatory Approvals FPL Group & Constellation Energy Shareholder Meetings Close Transaction Major regulatory filings Nuclear Regulatory Commission Maryland Public Service Commission Federal Trade Commission Department of Justice Federal Energy Regulatory Commission Florida Public Service Commission (Notice Only) Securities and Exchange Commission Filed in January 2006

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FPL Reconciliation GAAP to adjusted EPS Reconciliation of Net Income to Adjusted Earnings (millions) net income adjustments, net of income taxes Settlement of litigation Merger related expenses adjusted earnings 1999 2000 2001 576 607 679 42 38 16 618 645 695 There were no adjustments to GAAP earnings from 1994 to 1998 and from 2002 to 2005

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Reconciliation of GAAP to adjusted Earnings full Year Ended December 31, 2005 Florida Power Corporate (millions, except per share amounts) Light FPL Energy Other FPL Group, Inc. Net Income (Loss) $748 $187 $(50) $885 Adjustments net of tax: Net unrealized mark to market (gains) losses associated with non qualifying hedges 112 112 Adjusted Earnings (Loss) $748 $299 $ (50) $997 Earnings (Loss) Per Share (assuming dilution) $1.94 $0.49 $(0.14) $2.29 Adjustments net of tax: Net unrealized mark to market (gains) losses associated with non qualifying hedges 0.29 0.29 Adjusted Earnings (Loss) Per Share $1.94 $0.78 $ (0.14) $2.58

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Cautionary Statements And Risk Factors That May Affect Future Results In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), FPL Group, Inc. (FPL Group) and Florida Power Light Company (FPL) are hereby filing cautionary statements identifying important factors that could cause FPL Groups or FPLs actual results to differ materially from those projected in forward looking statements (as such term is defined in the Reform Act) made by or on behalf of FPL Group and FPL in this presentation, on their respective websites, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as will likely result, are expected to, will continue, is anticipated, believe, could, estimated, may, plan, potential, projection, target, outlook) are not statements of historical facts and may be forward looking. Forward looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward looking statements) that could cause FPL Groups or FPLs actual results to differ materially from those contained in forwardlooking statements made by or on behalf of FPL Group and FPL. Any forward looking statement speaks only as of the date on which such statement is made, and FPL Group and FPL undertake no obligation to update any forward looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forwardlooking statement. The following are some important factors that could have a significant impact on FPL Groups and FPLs operations and financial results, and could cause FPL Groups and FPLs actual results or outcomes to differ materially from those discussed in the forwardlooking statements: FPL Group and FPL are subject to changes in laws or regulations, including the Public Utility Regulatory Policies Act of 1978, as amended (PURPA), the Public Utility Holding Company Act of 1935, as amended (Holding Company Act), the Federal Power Act, the Atomic Energy Act of 1954, as amended, the Energy Policy Act of 2005 and certain sections of the Florida statutes relating to public utilities, changing governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission (FERC), the Florida Public Service Commission (FPSC) and the utility commissions of other states in which FPL Group has operations, and the U.S. Nuclear Regulatory Commission (NRC), with respect to, among other things, allowed rates of return, industry and rate structure, operation of nuclear power facilities, operation and construction of plant facilities, operation and construction of transmission facilities, acquisition, disposal, depreciation and amortization of assets and facilities, recovery of fuel and purchased power costs, decommissioning costs, return on common equity (ROE) and equity ratio limits, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs). The FPSC has the authority to disallow recovery by FPL of any and all costs that it considers excessive or imprudently incurred. The regulatory process generally restricts FPLs ability to grow earnings and does not provide any assurance as to achievement of earnings levels. FPL Group and FPL are subject to extensive federal, state and local environmental statutes, rules and regulations relating to air quality, water quality, waste management, wildlife mortality, natural resources and health and safety that could, among other things, restrict or limit the output of certain facilities or the use of certain fuels required for the production of electricity and or require additional pollution control equipment and otherwise increase costs. There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future.

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FPL Group and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives regarding deregulation, regulation or restructuring of the energy industry, including deregulation of the production and sale of electricity. FPL Group and its subsidiaries will need to adapt to these changes and may face increasing competitive pressure. FPL Groups and FPLs results of operations could be affected by FPLs ability to renegotiate franchise agreements with municipalities and counties in Florida. The operation of power generation facilities involves many risks, including start up risks, breakdown or failure of equipment, transmission lines or pipelines, use of new technology, the dependence on a specific fuel source, including the supply and transportation of fuel, or the impact of unusual or adverse weather conditions (including natural disasters such as hurricanes), as well as the risk of performance below expected or contracted levels of output or efficiency. This could result in lost revenues and or increased expenses. Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses, including the cost of replacement power. In addition to these risks, FPL Groups and FPLs nuclear units face certain risks that are unique to the nuclear industry including the ability to store and/or dispose of spent nuclear fuel, as well as additional regulatory actions up to and including shutdown of the units stemming from public safety concerns, whether at FPL Groups and FPLs plants, or at the plants of other nuclear operators. Breakdown or failure of an FPL Energy, LLC (FPL Energy) operating facility may prevent the facility from performing under applicable power sales agreements which, in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. FPL Groups and FPLs ability to successfully and timely complete their power generation facilities currently under construction, those projects yet to begin construction or capital improvements to existing facilities within established budgets is contingent upon many variables and subject to substantial risks. Should any such efforts be unsuccessful, FPL Group and FPL could be subject to additional costs, termination payments under committed contracts, and or the write off of their investment in the project or improvement. FPL Group and FPL use derivative instruments, such as swaps, options, futures and forwards, to manage their commodity and financial market risks, and, to a lesser extent, engage in limited trading activities. FPL Group could recognize financial losses as a result of volatility in the market values of these contracts, or if a counterparty fails to perform. In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves managements judgment or use of estimates. As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these contracts. In addition, FPLs use of such instruments could be subject to prudency challenges and if found imprudent, cost recovery could be disallowed by the FPSC. There are other risks associated with FPL Energy. In addition to risks discussed elsewhere, risk factors specifically affecting FPL Energys success in competitive wholesale markets include the ability to efficiently develop and operate generating assets, the successful and timely completion of project restructuring activities, maintenance of the qualifying facility status of certain projects, the price and supply of fuel (including transportation), transmission constraints, competition from new sources of generation, excess generation capacity and demand for power. There can be significant volatility in market prices for fuel and electricity, and there are other financial, counterparty and market risks that are beyond the control of FPL Energy. FPL Energys inability or failure to effectively hedge its assets or positions against changes in commodity prices, interest rates, counterparty credit risk or other risk measures could significantly impair FPL Groups future financial results. In keeping with industry trends, a portion of FPL Energys power generation facilities operate wholly or partially without longterm power purchase agreements. As a result, power from these facilities is sold on the spot market or on a shortterm contractual basis, which may affect the volatility of FPL Groups financial results. In addition, FPL Energys business depends upon transmission facilities owned and operated by others; if transmission is disrupted or capacity is inadequate or unavailable, FPL Energys ability to sell and deliver its wholesale power may be limited. FPL Group is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry, in general, as well as the passage of the Energy Policy Act of 2005. In addition, FPL Group may be unable to identify attractive acquisition opportunities at favorable prices and to successfully and timely complete and integrate them.

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FPL Group and FPL rely on access to capital markets as a significant source of liquidity for capital requirements not satisfied by operating cash flows. The inability of FPL Group, FPL Group Capital Inc (FPL Group Capital) and FPL to maintain their current credit ratings could affect their ability to raise capital on favorable terms, particularly during times of uncertainty in the capital markets, which, in turn, could impact FPL Groups and FPLs ability to grow their businesses and would likely increase interest costs. FPL Groups and FPLs results of operations are affected by the growth in customer accounts in FPLs service area. Customer growth can be affected by population growth as well as economic factors in Florida, including job and income growth, housing starts and new home prices. Customer growth directly influences the demand for electricity and the need for additional power generation and power delivery facilities at FPL. FPL Groups and FPLs results of operations are affected by changes in the weather. Weather conditions directly influence the demand for electricity and natural gas and affect the price of energy commodities, and can affect the production of electricity at wind and hydropowered facilities. FPL Groups and FPLs results of operations can be affected by the impact of severe weather which can be destructive, causing outages and property damage, may affect fuel supply and could require additional costs to be incurred. At FPL, recovery of these costs is subject to FPSC approval. FPL Group and FPL are subject to costs and other effects of legal and administrative proceedings, settlements, investigations and claims, as well as the effect of new, or changes in, tax laws, rates or policies, rates of inflation, accounting standards, securities laws or corporate governance requirements. FPL Group and FPL are subject to direct and indirect effects of terrorist threats and activities. Generation and transmission facilities, in general, have been identified as potential targets. The effects of terrorist threats and activities include, among other things, terrorist actions or responses to such actions or threats, the inability to generate, purchase or transmit power, the risk of a significant slowdown in growth or a decline in the U.S. economy, delay in economic recovery in the United States, and the increased cost and adequacy of security and insurance. FPL Groups and FPLs ability to obtain insurance, and the cost of and coverage provided by such insurance, could be affected by national, state or local events as well as company specific events. FPL Group and FPL are subject to employee workforce factors, including loss or retirement of key executives, availability of qualified personnel, collective bargaining agreements with union employees and work stoppage. FPL Groups ability to successfully complete and integrate the proposed merger between FPL Group and Constellation Energy is subject to certain risks and uncertainties including; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of FPL Group or Constellation Energy shareholders to approve the transaction; the risk that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the SEC by both FPL Group and Constellation Energy. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S 4 that Constellation Energy will file with the SEC in connection with the proposed merger. The issues and associated risks and uncertainties described above are not the only ones FPL Group and FPL may face. Additional issues may arise or become material as the energy industry evolves. The risks and uncertainties associated with these additional issues could impair FPL Groups and FPLs businesses and financial results in the future.

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